United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 15, 2015
Date of report (Date of earliest event reported)

DETERMINE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 South El Camino Real San Mateo, California	94403
(Address of Principal Executive Offices)	(Zip Code)

(650) 532-1500
(Registrant’s Telephone Number, Including Area Code)

Selectica, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2015, we amended our certificate of incorporation to change our name from Selectica, Inc. to Determine, Inc., which change became effective immediately. A conformed copy of our Certificate of Incorporation is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Effective October 15, 2015, we amended and restated our Bylaws to change our name from Selectica, Inc. to Determine, Inc., which change became effective immediately. A conformed copy of our Bylaws is filed as Exhibit 3.2 to this report and is incorporated herein by reference.

Our common stock will trade under the ticker symbol “DTRM” effective as of October 19, 2015. On October 16, 2015, we issued a press release regarding this change, which is incorporated by reference herein.

Item 8.01.	Other Events.

Effective October 19, 2015, our common stock trades under the ticker symbol “DTRM”.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	3.1	Certificate of Incorporation (effective October 15, 2015)

	3.2	Bylaws (effective October 15, 2015)

	99.1	Press Release dated October 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DETERMINE, INC.

Date: October 19, 2015	By:	/s/ Patrick Stakenas
Patrick Stakenas
Chief Executive Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
3.1	Certificate of Incorporation (effective October 15, 2015)	Filed Electronically
3.2	Bylaws (effective October 15, 2015)	Filed Electronically
99.1	Press release dated October 16, 2015	Filed Electronically